90800‑P2 05/25

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST
SUPPLEMENT DATED MAY 8, 2025
TO THE PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION OF
BRANDYWINEGLOBAL – GLOBAL UNCONSTRAINED BOND FUND (THE “FUND”),
EACH DATED MARCH 1, 2025

Important Notice Regarding Change in Investment Policy
At a meeting held on May 7, 2025, the Board of Trustees of the Fund approved certain changes to the Fund. These changes include a new name, investment objective and investment strategy. In connection with the implementation of those changes, the Board of Trustees also approved lowering the Fund’s management fee, as well as certain other related changes. These changes will be effective on or about July 29, 2025. In addition, effective immediately through the effective date of the changes described below, any contingent deferred sales charges applicable to fund redemptions will be waived.
In connection with the changes to the Fund, the Fund’s prospectus and statement of additional information (“SAI’), as applicable, are hereby amended and revised to reflect, and any contradictory information therein to the contrary is hereby superseded by, the following, in each case effective on or about July 29, 2025.

1.	Name Change
The name of the Fund will be changed to BrandywineGLOBAL – Multi-Sector Opportunities Fund.

2.	Investment objective
The Fund’s investment objective is to generate a high level of current income while outperforming the total return of the Fund’s performance benchmark over a market cycle.

3.	Principal investment strategy

a.	The following text replaces in its entirety the “Principal investment strategies” section in the Fund’s Prospectus:
Under normal market conditions, the fund seeks to achieve its investment objective by investing in fixed income securities or other instruments with similar economic characteristics. The subadviser has broad discretion to invest in multiple types of fixed income securities including, but not limited to, corporate debt, high yield debt, bank loans or loan participation interests, mortgage-backed securities, asset-backed securities, and convertible securities.
Although the fund may invest in securities of any maturity, the fund normally expects to maintain a dollar-weighted average effective duration, as estimated by the subadviser, of less than 3 years. Effective duration seeks to measure the expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of particular features of a security (for example, some bonds can be prepaid by the issuer).
The fund typically invests at least 50% of its net assets in investment grade debt securities. The fund may invest in below-investment grade securities, that are commonly referred to as “junk bonds,” “high yield bonds,” or “non‑investment grade bonds”. The fund may invest in securities rated, at the time of purchase, as low as B‑ by at least one nationally recognized statistical ratings organization (“NRSRO”) or, if unrated, deemed by the subadviser to be of comparable quality. Under normal circumstances, the fund expects the minimum average credit quality of its portfolio to be BBB‑ (or the equivalent) or higher. The fund may not invest more than 20% of its net assets in unrated securities.
While the fund expects to invest primarily in securities of U.S. issuers that are denominated in U.S. dollars, it may invest up to 20% of its net assets in securities of non‑U.S. issuers, which may be denominated in foreign currencies.
Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives,

including options, forwards, interest rate swaps and other swaps (including buying and selling credit default swaps and options on credit default swaps), foreign currency futures, forwards and options, and futures contracts, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, subject to applicable regulatory requirements. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks – Derivatives” in the Prospectus.
The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.
The fund is classified as “non‑diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

b.
The third paragraph of the “More on the fund’s investment strategies, investments and risks – Important information” section in the Fund’s Prospectus is removed in its entirety, as the Fund will no longer be subject to an 80% investment policy.

c.
The fourth paragraph of the “More on the fund’s investment strategies, investments and risks – Important information” section in the Fund’s Prospectus is removed in its entirety and replaced by the following:

The fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information (“SAI”).

d.
The third sentence of the first paragraph of the “More on the fund’s investment strategies, investments and risks – Maturity and duration” section in the Fund’s Prospectus is removed in its entirety and replaced by the following:

Under normal market conditions, the fund seeks to maintain a dollar-weighted average effective duration of less than 3 years.

e.	The following text replaces any information to the contrary in the section of the Fund’s Prospectus titled “More on the fund’s investment strategies, investments and risks – Credit quality”:
The fund may invest in securities rated, at the time of purchase, as low as B‑ by at least one nationally recognized statistical ratings organization or, if unrated, deemed by the subadviser to be of comparable quality. Under normal circumstances, the fund expects the minimum average credit quality of its portfolio to be BBB‑ (or the equivalent) or higher. The fund may not invest more than 20% of its net assets in unrated securities.

f.
The last sentence of the sixth paragraph of the “More on the fund’s investment strategies, investments and risks – Derivatives” section in the Fund’s Prospectus is removed in its entirety, as the Fund will no longer be subject to an 80% investment policy.

g.
The following text replaces any information to the contrary in the section of the Fund’s Prospectus titled “More on the fund’s investment strategies, investments and risks – Foreign and emerging markets securities”:

The fund may invest up to 20% of its net assets in securities of non‑U.S. issuers.

h.	The following text replaces in its entirety the “More on the fund’s investment strategies, investments and risks – Selection process” section in the Fund’s Prospectus:
In selecting securities for the fund, the subadviser performs a risk/reward analysis that includes an evaluation of credit risk, interest rate risk, yield and the legal and technical structure of the security.
The subadviser will attempt to take advantage of inefficiencies that it believes exist in the fixed-income markets by purchasing securities at prices below the subadviser’s estimate of their fair value with the goal of selling securities as they approach or exceed the subadviser’s estimate of their fair value. The fund invests primarily in income producing securities and seeks to generate current income with a focus on preserving capital and maintaining a low overall duration profile. The subadviser attempts to select securities offering attractive risk-adjusted yields over comparable Treasury securities. Corporate and debt securities offer higher yields compared to Treasury securities to compensate for their additional risks, such as credit risk. Mortgage-backed securities and asset-backed securities may also offer attractive yields and characteristics that the subadviser may deem to be investment candidates for the fund. The subadviser will attempt to identify fixed income securities across sectors that it believes trade at a level below their fair value or that offer an attractive income. This could be based on credit quality, liquidity or other factors.
The fund may sell portfolio positions when the portfolio managers believe that other opportunities may be more compelling, or when they believe that the risks of retaining the position outweigh the potential benefits.

4.	Fees and Expenses

a.	The following text replaces in its entirety the corresponding information in the section of the Fund’s Prospectus titled “Fees and expenses of the fund”:

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class R	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	2.25[1,2]	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	1.00	None	None	None	None
Small account fee[5]	$15	$15	None	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A6	Class C6	Class FI6	Class R6	Class I6	Class IS6
Management fees	0.60	0.60	0.60	0.60	0.60	0.60
Distribution and/or service (12b‑1) fees	0.25	1.00	0.25	0.50	None	None
Other expenses	0.41	0.42	0.37	0.43	0.44	0.30
Total annual fund operating expenses	1.26	2.02	1.22	1.53	1.04	0.90
Fees waived and/or expenses reimbursed[7]	(0.06)	(0.07)	(0.02)	(0.08)	(0.19)	(0.15)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.20	1.95	1.20	1.45	0.85	0.75

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where Franklin Distributors is the broker-dealer of record (“Distributor Accounts”).

[2]
Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “Additional information about each share class – Sales charges” in the Prospectus.

[3]	Maximum deferred sales charge (load) may be reduced over time.

[4]
You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 0.50%.

[5]
If the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.

[6]	Fees and expenses have been restated to reflect a reduction in the Fund’s management fee rate, effective as of July 29, 2025.

[7]
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 1.20% for Class A shares, 1.95% for Class C shares, 1.20% for Class FI shares, 1.45% for Class R shares, 0.85% for Class I shares and 0.75% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2026 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, the manager has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed above.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•
Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

•	You reinvest all distributions and dividends without a sales charge
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	345	610	895	1,708
Class C (with redemption at end of period)	298	626	1,080	2,144
Class C (without redemption at end of period)	198	626	1,080	2,144
Class FI (with or without redemption at end of period)	122	385	668	1,473
Class R (with or without redemption at end of period)	148	477	829	1,821
Class I (with or without redemption at end of period)	87	312	555	1,252
Class IS (with or without redemption at end of period)	77	273	485	1,096

b.
The following text replaces any information to the contrary in the section of the Fund’s Prospectus titled “More on fund management – Management Fee” and the section of the Fund’s SAI titled “Investment management and service provider information – Manager”:

The fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.60% of the first $2 billion of average daily net assets; 0.58% of the next $3 billion of average daily net assets; 0.56% of the next $5 billion of average daily net assets; and 0.55% of average daily net assets over $10 billion.

5.	Performance benchmark
To better align with the changes to the Fund’s principal investment strategies, the Fund will compare its performance to the Bloomberg 1‑3 Year Government/Credit Bond Index rather than to the FTSE 3‑Month U.S. Treasury Bill Index as the Fund’s benchmark.

6.	Portfolio managers

a.	The following replaces the table in the section of the Fund’s Prospectus titled “Management – Portfolio managers”:

Portfolio manager	Title	Portfolio manager of the fund since
David F. Hoffman, CFA	Portfolio Manager	2011
Brian L. Kloss, JD, CPA	Portfolio Manager	2020
John McClain, CFA	Portfolio Manager	July 2025
William Zox, CFA	Portfolio Manager	July 2025
Jack Parker, CFA	Portfolio Manager	July 2025

b.	The following replaces the table in the section of the Fund’s Prospectus titled “More on fund management – Portfolio managers”:

Portfolio manager	Title and recent biography	Portfolio manager of the fund since
David F. Hoffman, CFA	Mr. Hoffman is a Managing Director of Brandywine Global and has been employed at Brandywine Global since 1995. Previously, he was president of Hoffman Capital, a global financial futures investment firm (1991-1995); head of fixed income investments at Columbus Circle Investors (1983-1990); senior vice president and portfolio manager at INA Capital Management (1979-1982), and fixed income portfolio manager at Provident National Bank (1975-1979). Mr. Hoffman earned a B.A. in Art History from Williams College.	2011
Brian L. Kloss, JD, CPA	Mr. Kloss joined Brandywine Global in 2009. As Portfolio Manager, he leads Brandywine Global’s credit research capabilities bringing over 20 years of high yield and distressed debt experience. Previously, Brian was co‑portfolio manager at Dreman Value Management, LLC (2007-2009); high yield analyst/trader at Gartmore Global Investments (2002-2007); high yield and equity portfolio manager and general analyst at Penn Capital Management, Ltd. (2000-2002); an analyst with The Concord Advisory Group, Ltd. (1998-2000); and an international tax consultant with Deloitte & Touche LLP (1995-1998). Brian earned his J.D. from Villanova School of Law and graduated summa cum laude with a B.S. in Accounting from University of Scranton. He is a member of the New Jersey and Pennsylvania Bar Associations.	2020

Portfolio manager	Title and recent biography	Portfolio manager of the fund since
John McClain, CFA	Mr. McClain is a Portfolio Manager and has been employed by Brandywine Global since 2021. Previously, he served as Portfolio Manager for Diamond Hill Capital Management (2014-2021); Senior Vice President – Credit at Standard Life Investments (2010-2014); and a Management Associate in the Financial Leadership Rotation Program and an Investment Analyst in Distressed Debt at Nationwide Mutual Insurance (2007-2010). He earned a B.S. in Business Economics from University of Kentucky (magna cum laude) and a M.B.A. from Carnegie Mellon University.	July 2025
William Zox, JD, CFA	Mr. Zox is a Portfolio Manager and has been employed by Brandywine Global since 2021. Previously, he served as Portfolio Manager for Diamond Hill Capital Management (2001-2021); a Tax Partner at Schottenstein, Zox & Dunn, Co., LPA (2000-2001), and an Associate at Schottenstein, Zox & Dunn, Co. (1993-1999). He earned a B.A. in Political Science from Williams College, a J.D. from The Ohio State University (with honors), and a Master of Law in Taxation from University of Florida College of Law.	July 2025
Jack Parker, CFA	Mr. Parker is an Associate Portfolio Manager on the corporate credit and high yield strategies and senior research analyst on the Global Fixed Income team. He has been employed by Brandywine Global since 2021. Previously, Mr. Parker served as a fixed income senior associate for Diamond Hill Capital Management (2015-2021). He earned a B.S.B.A. in accounting and finance from The Ohio State University.	July 2025

c.	The following changes are made to the Fund’s SAI:

i.	The following information replaces references to Tracy Chen, John P. McIntyre, and Anujeet Sareen in the section titled “Portfolio Managers – Other Accounts Managed by the Portfolio Managers”:

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed (Billions) ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (Billions) ($)
John McClain*	Registered Investment Companies	3	5.779	None	None
	Other Pooled Investment Vehicles	5	0.170	1	0.019
	Other Accounts	9	7.241	None	None

William Zox*	Registered Investment Companies	3	5.779	None	None
	Other Pooled Investment Vehicles	5	0.170	1	0.019
	Other Accounts	9	7.241	None	None

Jack Parker*	Registered Investment Companies	3	5.779	None	None
	Other Pooled Investment Vehicles	5	0.170	1	0.019
	Other Accounts	9	7.241	None	None

*	The information is as of March 31, 2025.

ii.	The following information replaces references to Tracy Chen, John P. McIntyre, and Anujeet Sareen in the section titled “Portfolio Managers – Portfolio Managers Securities Ownership”:

Portfolio Managers	Dollar Range of Ownership of Securities ($)
John McClain*	None
William Zox*	None
Jack Parker *	None

*	The information is as of March 31, 2025.

7.	Dividends

a.	The following text replaces in its entirety the first sentence of the “Dividends, other distributions and taxes – Dividends and other distributions” section in the Fund’s Prospectus:
The fund generally pays dividends monthly from its net investment income, if any.
Please retain this supplement for future reference.